UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2017

GLOBAL WATER RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37756	90-0632193
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

21410 N. 19th Avenue #220, Phoenix, Arizona

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (480) 360-7775

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR.240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On March 10, 2017, Global Water Resources, Inc. (the “Company”) issued a press release announcing its financial results for the year ended December 31, 2016. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

On March 10, 2017, the Company held a conference call to discuss its financial results for the three months and year ended December 31, 2016.  The transcript of the call is attached hereto as Exhibit 99.2 and incorporated by reference herein.

The information disclosed under this Item 2.02, including Exhibits 99.1 and 99.2 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits

Exhibit No.	Description

99.1	Press release of Global Water Resources, Inc., dated March 10, 2017

99.2	Transcript of conference call of Global Water Resources, Inc., held March 10, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL WATER RESOURCES, INC.

Date: April 5, 2017	/s/ Michael J. Liebman
Michael J. Liebman
Chief Financial Officer